Corporate Data


Transfer and Dividend Disbursing Agent
ChaseMellon
Shareholder Services
Overpeck Center
85 Challenger Road
Richfield Park, New Jersey 07660

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312-236-9190 or 800-BKF-1891

Web Site
www.bakerfentress.com


Baker, Fentress & Company
Report to Shareholders


INVESTING
WITH A
LONG-TERM
PERSPECTIVE

FIRST QUARTER
MARCH 31, 1999

The Company's Report to Shareholders is printed on recycled paper. We encourage recycling and use of recycled products.

To Our Shareholders

The strength of the U.S. stock market's continued advance remained extremely narrow through the first quarter of 1999. BKF's net asset value total return over this period was up 2.9%, while our market value total return was down 1.6%. Comparable market returns were:

   S&P 500 Index              5.0%
   Russell 1000 Value Index   1.9%
   Large Cap Value
    Mutual Funds (1)          1.0%

   (1) Source: This is the mean total return for 529 mutual funds categorized as large cap value funds by Morningstar, Inc.

     The market value total return for the first quarter was negatively impacted by a widening of our discount from 22.5% to 24.9% during the 1st quarter.

     The recent market advance has been dominated by large cap growth, technology, and Internet stocks at the expense of more modestly valued sectors. The Baker Fentress public portfolio remains focused on a large cap value style. This approach may not keep pace during certain steep market advances, but we believe our strategy should result in solid risk-adjusted total returns over an entire market cycle.

     We believe that our performance should be measured in terms of total return, instead of per share price appreciation. This is illustrated by the following chart. It compares the BKF total return based on net asset value, including reinvested dividends, to simple per share price appreciation over the three years ended March 31, 1999. The total return over this three-year period was 33.2%, compared to a decline of 18.6% if you only factor in price appreciation.

BKF TOTAL RETURN VS. PRICE APPRECIATION

THREE YEARS ENDED MARCH 31, 1999


[CHART]


Baker, Fentress & Company
Shareholder value with and without dividends reinvested
3/31/96-3/31/99



Date                 Price appreciation              Total return
  3/31/96
  4/30/96                          4.05%                     4.05%
  5/31/96                          5.41%                     6.47%
  6/30/96                          3.38%                     4.42%
  7/31/96                         -3.38%                    -2.40%
  8/31/96                         -0.68%                     0.33%
  9/30/96                          3.38%                     4.42%
 10/31/96                          0.68%                     1.69%
 11/30/96                         -6.76%                     6.88%
 12/31/96                         -8.78%                     4.55%
  1/31/97                         -4.05%                     9.98%
  2/28/97                         -4.05%                     9.98%
  3/31/97                         -3.38%                    10.75%
  4/30/97                         -2.70%                    11.52%
  5/31/97                          0.00%                    15.83%
  6/30/97                          6.78%                    23.86%
  7/31/97                         12.16%                    29.92%
  8/31/97                          7.43%                    24.44%
  9/30/97                         12.84%                    30.70%
 10/31/97                          8.45%                    25.62%
 11/30/97                         -2.36%                    29.53%
 12/31/97                         -1.35%                    30.87%
  1/31/98                         -1.35%                    30.87%
  2/28/98                          4.39%                    38.49%
  3/31/98                          1.35%                    48.67%
  4/30/98                          0.00%                    46.69%
  5/31/98                          0.68%                    47.68%
  6/30/98                         -1.01%                    45.20%
  7/31/98                         -0.68%                    45.70%
  8/31/98                        -10.47%                    31.32%
  9/30/98                        -11.82%                    29.34%
 10/31/98                         -7.49%                    35.78%
 11/30/98                        -13.85%                    40.91%
 12/31/98                        -17.29%                    35.38%
  1/31/99                        -18.55%                    36.49%
  2/28/99                        -18.58%                    33.17%
  3/31/99                        -18.58%                    33.17%


NEW BAKER FENTRESS WEB SITE

At the beginning of April, we introduced a new web site. You can locate it on the Internet at www.bakerfentress.com. The site contains:

     . Daily net asset value information
     . Market value total return over the last 12 months
     . Summary financial information
     . Descriptions of our major holdings
     . Recent shareholder reports
     . How to request additional information from the Company or ask us questions via e-mail

     We welcome you to our new home on the Internet and are interested in your feedback.

                           Baker, Fentress & Company  1st Quarter Report 1999  1

REVISED DISTRIBUTION SCHEDULE

Beginning this year, we plan to make four distributions per year, compared to two, as has been our practice in recent years. We believe shareholders will appreciate a more frequent payment cycle. Our first ordinary income dividend of $0.30 per share is payable June 15, 1999 to shareholders of record on May 14. We plan to make a capital gain distribution in August, followed by the second income dividend in November and a second capital gain distribution in December. Next year we plan to make payments in March, June, October and December.


LEVCO

Total assets under Levco's management as of March 31, 1999 were $8.5 billion compared to $8.3 billion at the end of 1998. Unaudited total revenues for the three months ended March 31, 1999 were $11.6 million compared to $10.7 million for the first quarter of 1998.

     Early in April, Jessica Bibliowicz announced her resignation from Levco and from the board of directors of the Company. During her time at Levco, the firm developed and expanded its retail marketing, institutional marketing, and client servicing areas and also increased the depth of its investment management team. We believe that the infrastructure of the firm is solid and extend our best wishes to Jessica in her new endeavors.


CONSOLIDATED-TOMOKA

Consolidated-Tomoka Land Co. (AMEX symbol: CTO) completed the sale of its citrus business, Lake Placid Groves, on April 7, 1999. The sale for $30.9 million generated a capital gain of approximately $8.0 million and cash flow of $22.0 million after income taxes.

The cash proceeds from the sale have been invested in short-term investments. The eventual use of these funds is still under consideration by CTO's Board of Directors. Now that this sale is complete, CTO will be able to concentrate its efforts on the development of its land holdings in the Daytona Beach area.


PORTFOLIO SECTOR WEIGHTINGS

THREE YEARS ENDED MARCH 31,1999

[Chart Appears Here]


NEW TRANSFER AGENT

Beginning in May, ChaseMellon Shareholder Services will become our transfer agent. We hope this change will result in improved shareholder service. You will be receiving some information within the next couple of weeks concerning new contact information.


2  Baker, Fentress & Company  1st Quarter Report 1999

QUARTERLY PORTFOLIO INFORMATION

Beginning with this quarterly report, we will include expanded portfolio information we hope you will find useful. It appears immediately following this letter.


ANNUAL SHAREHOLDERS' MEETING

We held our annual meeting in Chicago on April 22, 1999 to re-elect five directors and ratify the appointment of Ernst & Young LLP as our auditors for 1999. The results of this meeting can be found on page 8 of this report.



James P. Gorter
Chairman of the Board



John A. Levin
President and CEO


INDUSTRY SECTOR WEIGHTINGS--PUBLIC PORTFOLIO

AS OF MARCH 31, 1999

                          Percent
                          of NAV*
                          --------
Basic Materials.........      3.2%
Capital Goods...........     12.8
Communication Services..      4.6
Consumer Cyclical.......      9.0
Consumer Staples........     14.2
Energy..................      5.6
Financials..............     15.9
Health Care.............      3.0
Technology..............     14.8
Utilities...............      9.2
Cash Equivalents........      7.7
                          --------
Total...................    100.0%
                          ========

*Public Portfolio only

PUBLIC PORTFOLIO STATISTICS


AS OF MARCH 31, 1999

Weighted Average
----------------
P/E Ratio--Last 4 quarters...............  22.6x
Earnings Growth Rate--Last 5 years......  13.0%
Price to Book Ratio.....................   2.7x
Market Cap..............................  36.0 billion

TOP TEN HOLDINGS - TOTAL PORTFOLIO

AS OF MARCH 31, 1999


Our top ten holdings as a percent of net assets at March 31, 1999 were:

1.  Levin Management (with its subsidiaries,
    including Levco) Investment advisor....................     14.7%
2.  Consolidated-Tomoka, Florida real estate...............      8.8
3.  Citadel Communications, Radio broadcasting.............      7.8
4.  Tribune, Publishing and broadcasting...................      3.3
5.  MediaOne Group, Communication services.................      2.9
6.  Texas Instruments, Electronic components
    and semiconductors.....................................      2.3
7.  XL Capital, Insurance..................................      2.0
8.  Hewlett-Packard, Computer technology...................      1.8
9.  KeySpan Energy, Electric and gas utility...............      1.8
10. Potomac Electric Power, Electric and gas utility.......      1.8
                                                               -----
       Total...............................................     47.2%
                                                               =====

                         Baker, Fentress & Company  1st Quarter Report 1999   3

Statement of Investments

March 31, 1999 - Unaudited                              Shares      Value
                                                        -------  -----------
INVESTMENTS IN UNAFFILIATED ISSUERS -- 61.08%

  Common Stock -- 54.99%
      Basic Materials -- 2.09%
        E.I. du Pont de Nemours and Company...........   65,000  $ 3,774,095
        Getchell Gold Corporation (b).................   26,900      704,457
        Monsanto Company..............................  244,300   11,222,653
        Minerals Technologies Inc.....................   14,700      705,600
                                                                 -----------
                                                                  16,406,805
                                                                 -----------
      Capital Goods -- 6.95%
        The Boeing Company............................   96,436    3,278,824
        Cable Design Technologies Corporation (b).....   95,940    1,055,340
        Cordant Technologies Inc......................   17,100      680,802
        Crown Cork & Seal Company, Inc................   19,800      565,547
        General Electric Company......................   80,000    8,850,000
        Lockheed Martin Corporation...................  120,600    4,552,650
        Owens-Illinois, Inc. (b)......................  309,800    7,745,000
        Raychem Corporation...........................   23,300      525,718
        Sundstrand Corporation........................  191,595   13,315,852
        Tenneco Inc...................................  166,600    4,654,471
        United Technologies Corporation...............   67,800    9,182,696
                                                                 -----------
                                                                  54,406,900
                                                                 -----------
      Communication Services -- 2.62%
        Bell Atlantic Corporation.....................  222,000   11,474,736
        BellSouth Corporation.........................  143,700    5,757,053
        Loral Space & Communications Ltd. (b).........  225,775    3,259,739
                                                                 -----------
                                                                  20,491,528
                                                                 -----------
      Consumer Cyclical -- 5.84%
        Beazer Homes USA, Inc. (b)....................   33,000      693,000
        The Black & Decker Corporation................  184,200   10,211,680
        TRW Inc.......................................  190,670    8,675,485
        Tribune Company...............................  400,100   26,181,743
                                                                 -----------
                                                                  45,761,908
                                                                 -----------
      Consumer Staples -- 7.68%
        Chancellor Media Corporation (b)..............  202,100    9,523,962
        Cumulus Media Inc., Class A (b)...............   70,000      822,500
        The Walt Disney Company.......................  128,900    4,012,012
        Fox Entertainment Group, Inc. (b).............   87,800    2,381,575
        Interstate Bakeries Corporation...............   31,900      687,860
        Loews Cineplex Entertainment Corporation (b)..   75,000      745,350
        MediaOne Group, Inc. (b)......................  353,000   22,393,437
        Nabisco Holdings Corp.........................  199,920    8,309,275
        Pepsico, Inc..................................   35,100    1,375,499
        Ralston Purina Company........................  370,500    9,887,904
                                                                 -----------
                                                                  60,139,374
                                                                 -----------

        See accompanying Notes to Statement of Investments

4   Baker, Fentress & Company  1st Quarter Report 1999

Statement of Investments

March 31, 1999 - Unaudited                                            Shares      Value
                                                                     --------   -----------
INVESTMENTS IN UNAFFILIATED ISSUERS (Continued)

    Energy -- 3.60%
        Conoco Inc. (b) ..........................................    200,200   $ 4,917,513
        Schlumberger N.V. ........................................     38,700     2,329,276
        Sempra Energy ............................................    551,343    10,579,169
        Unocal Corporation .......................................    280,000    10,325,000
                                                                                -----------
                                                                                 28,150,958
                                                                                -----------
    Financials -- 10.40%
        Ace Ltd. .................................................    216,800     6,761,558
        Aetna Life Insurance and Annuity Company .................     68,600     5,693,800
        BankAmerica Corporation ..................................     60,987     4,307,207
        The Bank of New York Company, Inc. .......................    268,600     9,652,947
        W.R. Berkley Corporation .................................     65,500     1,604,750
        Crescent Real Estate Equities Company ....................     35,000       752,500
        CRIIMI MAE Inc. ..........................................    278,700       749,146
        Fairfax Financial Holdings Ltd. (Stock Purchase Rights) ..     78,000        19,500
        Financial Federal Corporation ............................     24,000       456,000
        First Investors Financial Services Group, Inc. (b) .......    292,600     1,755,600
        Indymac Mortgage Holdings, Inc. ..........................    147,250     1,601,344
        Mellon Bank Corporation ..................................      5,300       372,988
        NAC Re Corp ..............................................     10,475       562,382
        Northern Trust Corporation ...............................     41,800     3,712,383
        PartnerRe Ltd. ...........................................    131,200     5,313,600
        Prison Realty Corporation ................................     52,100       908,520
        Pxre Corporation .........................................     51,000       918,000
        Risk Capital Holdings, Inc. (b) ..........................     14,200       214,775
        Scottish Annuity & Life Holdings, Ltd. (b) ...............    146,550     1,428,863
        Security Capital U.S. Realty (b) .........................    983,528     7,720,692
        Superior National Insurance Group, Inc. (b) ..............     46,800       889,200
        Terra Nova Holdings Ltd., Class A ........................     51,700     1,130,938
        Tokio Marine & Fire Insurance Company, Limited (ADR) .....    125,000     7,015,625
        UICI (b) .................................................     96,500     2,171,250
        Vail Banks, Inc. (b) .....................................     26,000       312,000
        Vesta Insurance Group, Inc. ..............................      7,500        38,438
        XL Capital Ltd., Class A .................................    252,991    15,369,200
                                                                                -----------
                                                                                 81,433,206
                                                                                -----------
    Health Care -- 2.05%
        Johnson & Johnson ........................................     90,800     8,489,800
        Paracelsus Healthcare Corporation (b)(c) .................    535,443       588,987
        Pfizer Inc. ..............................................     50,000     6,937,500
                                                                                -----------
                                                                                 16,016,287
                                                                                -----------


See accompanying Notes to Statement of Investments


                           Baker, Fentress & Company 1st Quarter Report 1999   5

Statement of Investments

March 31, 1999 - Unaudited                                                                    Shares, Contracts, or
                                                                                                Principal Amount        Value
                                                                                              ---------------------  ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)

      Technology -- 7.78%
        Adobe Systems Incorporated........................................                                    8,700  $    493,725
        First Data Corporation............................................                                  217,700     9,306,675
        Harris Corporation................................................                                   15,900       455,137
        International Business Machines Corporation.......................                                   74,900    13,276,025
        Koninklijke Philips Electronics N.V...............................                                  152,000    12,530,576
        Schawk, Inc.......................................................                                   72,100       702,975
        Seagate Technology, Inc. (b)......................................                                  214,500     6,341,264
        Texas Instruments Incorporated....................................                                  179,300    17,795,525
                                                                                                                     ------------
                                                                                                                       60,901,902
                                                                                                                     ------------
      Utilities -- 5.98%
        Duke Energy Corporation...........................................                                  152,440     8,355,618
        KeySpan Energy Corporation........................................                                  563,620    14,160,953
        Potomac Electric Power Company....................................                                  607,800    14,093,666
        The Williams Companies, Inc.......................................                                  258,400    10,206,800
                                                                                                                     ------------
                                                                                                                       46,817,037
                                                                                                                     ------------
           Total common stock (Cost $349,129,660).........................                                            430,525,905
                                                                                                                     ------------
   Preferred Stock -- 3.27%
        Crown Cork & Seal Company, Inc., 4.50%............................                                  188,300     5,131,175
        Loral Space & Communications Ltd. (b).............................                                   63,100     2,997,250
        The News Corporation Limited......................................                                  439,700    12,091,750
        Owens-Illinois, Inc., 4.75%.......................................                                  148,500     5,411,043
                                                                                                                     ------------
           Total preferred stock (Cost $25,777,920).......................                                             25,631,218
                                                                                                                     ------------
   Convertible Bonds -- 1.82%
        Hewlett-Packard Company, Zero Coupon Bond
          due 10/14/2017 (e)..............................................                              $22,785,000    12,588,713
        Hewlett-Packard Company, Zero Coupon Bond
          due 10/14/2017..................................................                              $ 3,000,000     1,657,500
                                                                                                                     ------------
           Total convertible bonds (Cost $14,402,980).....................                                             14,246,213
                                                                                                                     ------------
   Purchased Put Options -- 0.03%
                                                                            Expiration Date/
                                                                              Strike Price
                                                                            ----------------
        S&P 500 Index.....................................................       Apr 99/1175                  1,250       156,250
        S&P 500 Index.....................................................       May 99/1175                     65        69,875
                                                                                                                     ------------
           Total purchased put options (Cost $3,681,697)..................                                                226,125
                                                                                                                     ------------
   Limited Partnerships -- 0.97%
        Golder, Thoma, Cressey Fund II Limited Partnership (c)(d).........                                                512,831
        Penta Japan Domestic Partners, L.P................................                                              7,010,343
        Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)..                                                 27,732
                                                                                                                     ------------
           Total limited partnerships (Cost $5,202,088)...................                                              7,550,906
                                                                                                                     ------------
         Total investments in unaffiliated issures (Cost $398,194,345)....                                            478,180,367
                                                                                                                     ------------

      See accompanying Notes to Statement of Investments

6   Baker, Fentress & Company  1st Quarter Report 1999

Statement of Investments

March 31, 1999 - Unaudited                                                                Shares or
                                                                                       Principal Amount     Value
                                                                                       ----------------  ------------
INVESTMENTS IN CONTROLLED AFFILIATES -- 24.82%
   Wholly-Owned Subsidiary -- 14.69%
        Levin Management Co., Inc - investment management
           Common Stock (b)(c)(d)....................................................             1,000  $ 50,000,000
           10.25% Notes due 06/28/1999 (c)(d)........................................       $65,000,000    65,000,000
                                                                                                         ------------
           Total wholly-owned subsidiary (Cost $120,645,890).........................                     115,000,000
                                                                                                         ------------
   Publicly Traded -- 8.78%
        Consolidated-Tomoka Land Co., Common Stock (majority-owned) -
          development of Florida real estate (Cost $5,030,627).......................         5,000,000    68,750,000
                                                                                                         ------------
   Other -- 1.35%
        DuroLite International, Inc. - manufacturer and distributor of specialized lighting products
          Convertible Preferred Stock (b)(c)(d)......................................             2,500     1,667,250
          12% Subordinated Note due 11/03/2004 (c)(d)................................       $ 8,000,000     7,872,750
        DuroLite Europe Holdings, Inc. - subsidiary of DuroLite International, Inc.
          23% Promissory Note due 08/20/1999 (c)(d)..................................       $   498,895       498,895
          Stock Purchase Warrant expiring 08/20/2008 (b)(c)(d).......................             1,105           --
        E-Sales, Inc. - diversified environmental services marketing organization
          Convertible Preferred Stock (b)(c)(d)......................................           500,000       500,000
                                                                                                         ------------
           Total other (Cost $11,500,000)............................................                      10,538,895
                                                                                                         ------------
        Total investments in controlled affiliates (Cost $137,176,517)...............                     194,288,895
                                                                                                         ------------
INVESTMENTS IN NON-CONTROLLED AFFILIATES -- 7.81%
   Publicly Traded
        Citadel Communications Corporation - radio broadcasting
           Common Stock (b)(c).......................................................         1,839,511    61,163,727
                                                                                                         ------------
        Total investments in non-controlled affiliates (Cost $1,528,790).............                      61,163,727
                                                                                                         ------------
MONEY MARKET SECURITIES -- 3.19%
        U.S. Treasury bills - 4.304% due 04/08/1999..................................       $25,000,000    24,977,500
                                                                                                         ------------
        Total investments in money market securities (Cost $24,976,667)..............                      24,977,500
                                                                                                         ------------
Total Investments -- 96.90% (Cost $561,876,319)......................................                     758,610,489
                                                                                                         ------------
Cash and Other Assets, Less Liabilities -- 3.10%.....................................                      24,258,617
                                                                                                         ------------
NET ASSETS -- 100.00%................................................................                    $782,869,106
                                                                                                         ============

See accompanying Notes to Statement of Investments

                        Baker, Fentress & Company  1st Quarter Report 1999    7

Notes to Statement of Investments

      -------------
      (a) Based on the cost of investments of $510,971,637 for federal income tax purposes at March 31, 1999, net unrealized appreciation was $247,638,852, which consisted of gross unrealized appreciation of $278,328,347 and gross unrealized depreciation of $30,689,495.

      (b) Non-income producing security.

      (c) Securities subject to legal or contractual restrictions on sale are valued at cost on the dates of acquisition and at a fair value determined in good faith by the board of directors of the Company as of March 31, 1999, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

          The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant. The aggregate value of restricted securities was $187,832,172, or 23.99% of net assets, at March 31, 1999.

      (d) There were no unrestricted securities of the same issue outstanding on March 31, 1999 or the dates of acquisition.

      (e) Security exempt from registration requirements under Rule 144A of the Securities Act of 1933 which permits resales of eligible securities issued in private placements and other transactions to "Qualified Institutional Investors".


Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on April 22, 1999. The results of all matters voted on by shareholders were as follows:

  A proposal to approve and ratify the selection of Ernst & Young LLP as the Company's independent auditors for 1999 was approved with 35,171,533 votes for, 359,608 votes against, and 129,110 votes abstaining.

  In addition, shareholders re-elected five directors, as follows:

            Nominee                            For                Withheld
            -----------------               ----------            --------
            Eugene V. Fife                  34,981,244             679,007
            J. Barton Goodwin               34,979,066             681,185
            James P. Gorter                 34,977,172             683,079
            John A. Levin                   34,882,415             777,836
            Burton G. Malkiel               34,975,457             684,794

  The term of office of the following directors continued after the meeting:
Frederick S. Addy, Bob D. Allen, David D. Grumhaus, Jeffrey A. Kigner, David D. Peterson, William H. Springer, and Dean J. Takahashi.

8    Baker, Fentress & Company  1st Quarter Report 1999

Portfolio Changes Exceeding $2.5 Million


Quarter Ended March 31, 1999 - Unaudited

Purchases                                       Cost
---------                                    -----------

First Union Corporation...................   $ 7,957,311
XL Capital Ltd., Class A..................     7,719,714
Johnson & Johnson.........................     7,249,499
Seagate Technology, Inc...................     6,287,472
BellSouth Corporation.....................     6,143,092
Unocal Corporation........................     5,737,189
Crown Cork & Seal Company, Inc............     5,473,911
Tenneco Inc...............................     5,066,989
The Walt Disney Company...................     4,244,300
Ralston Purina Company....................     4,050,097
Potomac Electric Power Company............     3,709,123
S&P 500 Index Put Option Apr 99/1175......     3,531,877
The News Corporation Limited..............     3,383,439
Nabisco Holdings Corp.....................     3,247,265
Chancellor Media Corporation..............     2,988,183
Amerada Hess Corporation..................     2,667,736
                                             -----------
                                             $79,457,197
                                             ===========

Sales                                         Proceeds
-----                                        -----------

Citadel Communications Corporation....       $10,302,012
Eli Lilly and Company.................         8,859,156
First Union Corporation...............         8,047,051
Genentech, Inc........................         7,993,658
Sealed Air Corporation, $2.00 Series A         7,645,612
Chancellor Media Corporation..........         7,359,580
Amerada Hess Corporation..............         5,766,427
Texas Instruments Incorporated........         4,495,806
United Technologies Corporation.......         4,266,878
The Williams Companies, Inc...........         3,681,912
J.C. Penney Company, Inc..............         3,639,448
                                             -----------
                                             $72,057,540
                                             ===========


Baker Fentress at a Glance

     Baker, Fentress & Company (BKF), founded in 1891, is a domestic equity closed-end fund that invests for total return with an emphasis on capital appreciation. The Company's principal investments include:

 .    Publicly traded companies with a focus on long-term
     appreciation and capital preservation

 .    Levin Management Co., Inc., a wholly-owned
     subsidiary, and its subsidiaries, including
     John A. Levin & Co., Inc. (Levco)

 .    A majority interest in Consolidated-Tomoka Land Co.

     Levco manages the Company's portfolio of publicly traded securities. The balance of the portfolio is internally managed by the Company's officers under the supervision of its board of directors.

     The Company has a policy of distributing annually to shareholders amounts equal to at least 8% of the Company's average net assets.

Selected Data

As of March 31, 1999

Total net assets.................  $782,869,106
Net investment income (YTD)......  $  4,582,123
Net realized capital gain (YTD)..  $ 21,275,531
Unrealized appreciation..........  $196,734,170
Shares outstanding...............    39,029,101
Per Share
    Net asset value..............  $      20.06
    Market price.................  $    15.0625


                           Baker, Fentress & Company 1st Quarter Report 1999   9

Directors and Officers

BOARD OF DIRECTORS

Frederick S. Addy                      Jeffrey A. Kigner
Bob D. Allen                           John A. Levin
Eugene V. Fife                         Burton G. Malkiel
J. Barton Goodwin                      David D. Peterson
James P. Gorter                        William H. Springer
David D. Grumhaus                      Dean J. Takahashi

OFFICERS
James P. Gorter                        Chairman of the Board
John A. Levin                          President and Chief Executive Officer
James P. Koeneman                      Executive Vice President and Secretary
Scott E. Smith                         Executive Vice President
Julie A. Heironimus                    Treasurer and Assistant Secretary
Beverly J. Friedberg                   Assistant Treasurer


10   Baker, Fentress & Company 1st Quarter Report 1999

                         Baker, Fentress & Company  1st Quarter Report 1999   11